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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2003
                                                         ----------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)

         United States                   333-109768             22-2382028
         -------------                   ----------             ----------
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. employer
         Incorporation)                                      Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000
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Item 5.     Other Events

            On December 9, 2003, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J. P. Morgan Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

            On December 9, 2003, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J.
P. Morgan Securities Inc. was executed and entered into by the parties thereto.

            On December 9, 2003, the Sale and Servicing Agreement, dated as of December 9, 2003, between Chase Manhattan Auto Owner Trust 2002-C, as Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, was executed and entered into by the parties thereto.

            On December 9, 2003, the Indenture, dated as of December 9, 2003, between Chase Manhattan Auto Owner Trust 2002-C, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

            On December 9, 2003, the Amended and Restated Trust Agreement, dated as of December 9, 2003, between Chase Manhattan Bank USA, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

            On December 9, 2003, the Administration Agreement, dated as of December 9, 2003, among Chase Manhattan Auto Owner Trust 2002-C, as Issuer, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and JPMorgan Chase Bank, as Administrator, was executed and entered into by the parties thereto.


Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits

            Exhibits

            1.1    Note Underwriting Agreement, dated December 9, 2003.

            1.2    Certificate Underwriting Agreement, dated December 9, 2003.

            4.1    Sale and Servicing Agreement, dated December 9, 2003.

            4.2    Amended and Restated Trust Agreement, dated December 9, 2003.

            4.3    Indenture, dated December 9, 2003.

            4.4    Administration Agreement, dated December 9, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHASE MANHATTAN BANK USA, NATIONAL
                                       ASSOCIATION
                                                      (Registrant)


                                       By:      /s/ Patricia M. Garvey
                                              --------------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President


Date:  December 19, 2003


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                                INDEX TO EXHIBITS


Exhibit Number    Exhibit
--------------    -------

1.1               Note Underwriting Agreement, dated December 9, 2003.

1.2               Certificate Underwriting Agreement, dated December 9, 2003.

4.1               Sale and Servicing Agreement, dated December 9, 2003.

4.2               Amended and Restated Trust Agreement, dated December 9, 2003.

4.3               Indenture, dated December 9, 2003.

4.4               Administration Agreement, dated December 9, 2003.